================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [  ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

TRAVIS STREET PARTNERS, LLC

About us

Proxy materials

SEC filings

Press Releases


About our investment in ICO Inc.

Travis Street Partners, LLC, is a Houston-based company formed by a group of private investors. During the third and fourth quarters of calendar year 2000, we acquired a 5.02% interest in ICO Inc. (NASDAQ: ICOC), a $325 million revenues business with major activities in oilfield services and plastic resin processing.

ICO's track record in the last five years, under current management, has been less than stellar. The company has lost approximately 80% of its market value as a result of a similar decrease in tangible net worth per share.

We bought ICO stock for two reasons. First, if ICO is sold, we believe that shareholders can realize a premium on today's market price. Second, we are interested in buying the company ourselves.

On 20 December 2000, we offered to buy ICO's common stock for $2.85 per share, a premium 82% above the stock's closing trade at $1.57 on the prior day and fully 185% higher than its December 5, 2000 low. Management summarily rejected our offer. For more information, please read the public information available on this site. We welcome your comments and thoughts by email at info@travisstreetpartners.com

Additionally, we have nominated our own slate of directors. If elected, our director nominees intend to press for a sale of ICO Inc. at the highest possible price and the earliest possible date.


contact:
Timothy J. Gollin, Manager
Travis Street Partners LLC
910 Travis Street
Suite 2150
Houston TX 77002
tel 713 759 2030
fax 713 759 2040


                                      *****

                         CERTAIN ADDITIONAL INFORMATION

The participants in any solicitation that may be represented by the information available on this web site (the "TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: C. N. O'Sullivan; Timothy J. Gollin; Christopher P. Scully; A. John Knapp; James D. Calaway; Charles T. McCord, III; a joint venture between McCord and Calaway; John V. Whiting; Freeman Capital Management LLC; Robert Whiting; Randall Grace;
R. Allen Schubert; and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,138,300 shares of ICO's common stock, or 5.02% of such shares outstanding (based on ICO's annual report on Form 10-K for the fiscal year ended September 30, 2000). The TSP Participants currently intend to file a proxy statement with the Securities and Exchange Commission ("SEC") in connection with any solicitation that the TSP Participants may make with respect to ICO. The TSP Participants advise all ICO stockholders to ready any such proxy statement when it is available because it will contain important information. Any such proxy statement will be available at no charge on the SEC's web site at http://www.sec.gov.

TSP has not yet filed proxy materials relating to its December 8, 2000 letter nominating a slate of three directors to ICO's Board. Please check our website for further information in coming weeks or send us an email so we can let you know when this information is available.

                                      *****

                         CERTAIN ADDITIONAL INFORMATION

The participants in any solicitation that may be represented by this press release (the "TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: C. N. O'Sullivan; Timothy
J. Gollin; Christopher P. Scully; A. John Knapp; James D. Calaway; Charles T. McCord, III; a joint venture between McCord and Calaway; John V. Whiting; Freeman Capital Management LLC; Robert Whiting; Randall Grace; R. Allen Schubert; and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,138,300 shares of ICO's common stock, or 5.02% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). The TSP Participants advise all ICO stockholders to ready any such proxy statement when it is available because it will contain important information. Any such proxy statement will be available at no charge on the SEC's web site at http://www.sec.gov. Contact: Timothy J. Gollin Travis Street Partners, LLC 713 759 2030 email: info@travisstreetpartners.com##

Click below to link to specific TSP SEC filings.


December 29, 2000 13D SEC filing
--------------------------------


                                      *****


                         CERTAIN ADDITIONAL INFORMATION

The participants in any solicitation that may be represented by this press release (the "TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: C. N. O'Sullivan; Timothy
J. Gollin; Christopher P. Scully; A. John Knapp; James D. Calaway; Charles T. McCord, III; a joint venture between McCord and Calaway; John V. Whiting; Freeman Capital Management LLC; Robert Whiting; Randall Grace; R. Allen Schubert; and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,138,300 shares of ICO's common stock, or 5.02% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). The TSP Participants currently intend to file a proxy statement with the Securities and Exchange Commission ("SEC") in connection with any solicitation that the TSP Participants may make with respect to ICO. The TSP Participants advise all ICO stockholders to read any such proxy statement when it is available because it will contain important information. Any such proxy statement will be available at no charge on the SEC's web site at http://www.sec.gov. Contact: Timothy J. Gollin Travis Street Partners, LLC 713 759 2030 email: info@travisstreetpartners.com ##

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D
                    Under the Securities Exchange Act of 1934
                            (Amendment No. _________)

                                   ----------

                                    ICO, INC.
                                (Name of Issuer)

Common Stock, with no par value                                449294206
 (Title of class of securities)                              (CUSIP number)


                            Christopher N. O'Sullivan
                           TRAVIS STREET PARTNERS, LLC
                                 Bank One Center
                          910 Travis Street, Suite 2150
                              Houston, Texas 77002


                                  with copy to:

                              Steven D. Rubin, Esq.
                           Weil, Gotshal & Manges LLP
                            700 Louisiana, Suite 1600
                              Houston, Texas 77002
            (Name, address and telephone number of person authorized
                     to receive notices and communications)


                                December 26, 2000
             (Date of event which requires filing of this statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.ss. 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box [_].

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See ss. 240.13d-7 for other parties to whom copies are to be sent.

                         (Continued on following pages)

                              (Page 1 of 12 pages)

================================================================================

                           ------------------------------------------------------------------------------------------------------
                                                                                                                 1
                           NAME OF REPORTING PERSON                                                Travis Street Partners, LLC
                           ss. OR I.R.S. IDENTIFICATION NO.
                           OF ABOVE PERSON                76-0657668

                           ------------------------------------------------------------------------------------------------------

               2           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                     (a)    [x]
                                                                                                                 (b)    [_]
                           ------------------------------------------------------------------------------------------------------

               3           SEC USE ONLY
                           ------------------------------------------------------------------------------------------------------

               4           SOURCE OF FUNDS:                                                        WC
                           ------------------------------------------------------------------------------------------------------

               5           CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
                           PURSUANT TO ITEM 2(d) OR 2(e):                                                               [_]
                           ------------------------------------------------------------------------------------------------------

               6           CITIZENSHIP OR PLACE OF ORGANIZATION:                                   Texas
                           ------------------------------------------------------------------------------------------------------

           NUMBER OF                 7         SOLE VOTING POWER:                                  0
             SHARES
                           ------------------------------------------------------------------------------------------------------

          BENEFICIALLY               8         SHARED VOTING POWER                             1,138,300
            OWNED BY
                           ------------------------------------------------------------------------------------------------------

              EACH                   9         SOLE DISPOSITIVE POWER:                             0
           REPORTING
                           ------------------------------------------------------------------------------------------------------

          PERSON WITH                10        SHARED DISPOSITIVE POWER:                       1,138,300
                           ------------------------------------------------------------------------------------------------------

               11          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                           PERSON:             1,138,300
                           ------------------------------------------------------------------------------------------------------

               12          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
                           CERTAIN SHARES:                                                                       [_]
                           ------------------------------------------------------------------------------------------------------

               13          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                   5.02%
                           ------------------------------------------------------------------------------------------------------

               14          TYPE OF REPORTING PERSON:                                               00
                           ------------------------------------------------------------------------------------------------------



                                       2

                           ------------------------------------------------------------------------------------------------------

               1           NAME OF REPORTING PERSON                                                Timothy J. Gollin
                           S.S. OR I.R.S. IDENTIFICATION NO.
                           OF ABOVE PERSON                                                               ###-##-####
                           ------------------------------------------------------------------------------------------------------

               2           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                     (a)    [x]
                                                                                                                 (b)    [_]
                           ------------------------------------------------------------------------------------------------------

               3           SEC USE ONLY
                           ------------------------------------------------------------------------------------------------------

               4           SOURCE OF FUNDS:                                                        PF, OO
                           ------------------------------------------------------------------------------------------------------

               5           CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
                           PURSUANT TO ITEM 2(d) OR 2(e):                                                               [_]
                           ------------------------------------------------------------------------------------------------------

               6           CITIZENSHIP OR PLACE OF ORGANIZATION:                                   United States
                           ------------------------------------------------------------------------------------------------------

           NUMBER OF                 7         SOLE VOTING POWER:                                  0
             SHARES
                           ------------------------------------------------------------------------------------------------------

          BENEFICIALLY               8         SHARED VOTING POWER                             1,138,300
            OWNED BY
                           ------------------------------------------------------------------------------------------------------

              EACH                   9         SOLE DISPOSITIVE POWER:                             0
           REPORTING
                           ------------------------------------------------------------------------------------------------------

          PERSON WITH                10        SHARED DISPOSITIVE POWER:                       1,138,300
                           ------------------------------------------------------------------------------------------------------

               11          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                           PERSON:             1,138,300
                           ------------------------------------------------------------------------------------------------------

               12          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
                           CERTAIN SHARES:                                                                       [_]
                           ------------------------------------------------------------------------------------------------------

               13          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                   5.02%
                           ------------------------------------------------------------------------------------------------------

               14          TYPE OF REPORTING PERSON:                                               IN
                           ------------------------------------------------------------------------------------------------------




                                       3

                           ------------------------------------------------------------------------------------------------------

               1           NAME OF REPORTING PERSON                                                Christopher N. O'Sullivan
                           S.S. OR I.R.S. IDENTIFICATION NO.
                           OF ABOVE PERSON                                                          ###-##-####
                           ------------------------------------------------------------------------------------------------------

               2           CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                     (a)    [x]
                                                                                                                 (b)    [_]
                           ------------------------------------------------------------------------------------------------------

               3           SEC USE ONLY
                           ------------------------------------------------------------------------------------------------------

               4           SOURCE OF FUNDS:                                                        PF, OO
                           ------------------------------------------------------------------------------------------------------

               5           CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
                           PURSUANT TO ITEM 2(d) OR 2(e):                                                               [_]
                           ------------------------------------------------------------------------------------------------------

               6           CITIZENSHIP OR PLACE OF ORGANIZATION:                                   United States
                           ------------------------------------------------------------------------------------------------------

           NUMBER OF                 7         SOLE VOTING POWER:                                  0
             SHARES
                           ------------------------------------------------------------------------------------------------------

          BENEFICIALLY               8         SHARED VOTING POWER                             1,138,300
            OWNED BY
                           ------------------------------------------------------------------------------------------------------

              EACH                   9         SOLE DISPOSITIVE POWER:                             0
           REPORTING
                           ------------------------------------------------------------------------------------------------------

          PERSON WITH                10        SHARED DISPOSITIVE POWER:                       1,138,300
                           ------------------------------------------------------------------------------------------------------

               11          AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING
                           PERSON:             1,138,300
                           ------------------------------------------------------------------------------------------------------

               12          CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
                           CERTAIN SHARES:                                                                       [_]
                           ------------------------------------------------------------------------------------------------------

               13          PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                   5.02%
                           ------------------------------------------------------------------------------------------------------

               14          TYPE OF REPORTING PERSON:                                               IN
                           ------------------------------------------------------------------------------------------------------


ITEM 1.              SECURITY AND ISSUER.

                     This Statement on Schedule 13D (the "Statement") relates to the common stock, with no par value (the "Shares"), of ICO, Inc., a Texas corporation (the "Company"). The principal executive offices of the Company are located at 11490 Westheimer, Suite 1000, Houston, Texas 77077.


ITEM 2.              IDENTITY AND BACKGROUND.

                     This Statement is being filed by and on behalf of Travis Street Partners, LLC ("TSP"), Timothy J. Gollin ("Gollin") and Christopher N. O'Sullivan (individually "O'Sullivan"; together with Gollin, the "TSP Managers"; and, together with Gollin and TSP, the "Reporting Persons"). TSP is a Texas limited liability company, the managers of which are the TSP Managers. The principal business of TSP is the making, holding and disposing of investments, including securities of the Company. The present principal occupation of Gollin is private investments. The present principal occupation of O'Sullivan is President and CEO of O'Sullivan Oil & Gas Company, Inc. During the last five years, none of the Reporting Persons has (a) been convicted in a criminal proceeding or (b) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

                     The business address of each of the Reporting Persons is Bank One Center, 910 Travis Street, Suite 2150, Houston, Texas 77002.

                     The TSP Managers are both citizens of the United States.

ITEM 3.              SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

                     The aggregate amount of funds required to purchase the aggregate of 1,138,300 Shares owned by TSP was $2,108,412, including brokerage commissions and 28,000 Shares contributed to TSP by members of TSP. All funds used to purchase Shares were obtained from the working capital of TSP.

                     Capital contributions by O'Sullivan to TSP with respect to O'Sullivan's membership interest in TSP in the amount of $422,400, including $31,000 in the form of 16,000 Shares, were funded by O'Sullivan from personal assets or, as to $23,250 in the form of Shares, from assets of family trusts for which O'Sullivan directs investments.

                     Capital contributions by Gollin to TSP with respect to Gollin's membership interest in TSP in the amount of $303,600 were funded by A. John Knapp, one of the Nominees referred to below, under a letter agreement which defines the terms under which Gollin and Knapp share in gains relating to Gollin's investment in TSP. A copy of Gollin's agreement with Knapp is attached hereto as Exhibit 1. In a separate informal agreement between Knapp and two private individuals, such individuals participate in Knapp's agreement with Gollin.

ITEM 4.              PURPOSE OF THE TRANSACTION

                     Commencing on August 28, 2000, TSP members that subsequently contributed Shares to TSP upon formation of TSP in October 2000 and, after the formation of TSP, TSP purchased Shares, believing that the Shares were undervalued in comparison to the Company's underlying asset values and represented a favorable investment opportunity. TSP believes that a sale of the

Company is the optimal way to maximize shareholder value and can best be advocated by electing independent directors to the board of directors of the Company (the "ICO Board").

                     Article 2, Section 2.13 of the Company's Bylaws provides generally that if a shareholder intends to nominate persons for election to the ICO Board at the Company's annual meeting of shareholders, the shareholder must notify and submit specified information with respect thereto to the Company in writing during a narrowly defined "window" of not more than 120 days nor less than 90 days before the anniversary date of the previous annual meeting. In accordance with information and time requirements set forth in Article 2,
Section 2.13 of the Bylaws of the Company, which TSP reserves the right to challenge, on December 8, 2000, TSP delivered to the Secretary of the Company a letter (the "Nomination Notice") which provides written notice of TSP's intent to nominate Messrs. A. John Knapp, James D. Calaway and Charles T. McCord, III (the "Nominees") as candidates for election as directors of the Company at the Company's 2001 Annual Meeting of Shareholders.

                     On December 20, 2000, O'Sullivan and Gollin, in their capacity as TSP Managers, met with Dr. Asher O. Pacholder, Chairman of the Board and Chief Financial Officer of the Company, and Dr. Sylvia A. Pacholder, Chief Executive Officer, President and Secretary of the Company (collectively, the "Company Representatives"), to discuss, in general, the Company's businesses and operations. At such meeting, the TSP Managers explained their belief that the Shares are undervalued and that there was an opportunity to increase shareholder value, most likely through a sale of the Company. The TSP Managers further explained that TSP is an interested buyer of the Company's oilfield services business, its plastics business or the whole company. The Company Representatives assured the Reporting Persons that any offer would receive the full consideration of the ICO Board.

                     TSP delivered an offer letter (the "Offer Letter") to ICO in the morning of December 20, 2000 that reads as follows:


                           TRAVIS STREET PARTNERS, LLC

                                   910 Travis
                                   Suite 2150
                                Houston TX 77002
                                 (713) 759-2030
                               fax (713) 759-2040


VIA COURIER

20 December 2000

Dr. Asher O. Pacholder, Chairman & CFO
ICO Inc.
11490 Westheimer
Suite 1000
Houston TX 77077

Dear Dr. Pacholder:

Thank you for the opportunity you gave us today to meet with you and your wife to discuss our investment in ICO Inc. ("ICO" or the "Company").

At our meeting, you and Mrs. Pacholder indicated your interest in receiving a specific proposal from Travis Street Partners, LLC ("TSP") with respect to a possible transaction involving ICO. Bearing this in mind, we are outlining below several possible alternatives for your consideration:

1. As we explained in our meeting, we believe that ICO's Board of Directors can best maximize shareholder value through the sale of the Company or one or both of its main operating divisions. As a major ICO shareholder, TSP favors such a sale.

2. TSP believes that ICO's Board of Directors should, in accordance with its fiduciary obligations, seek the highest possible price for the Company's assets. For our part, TSP is prepared to make a compelling all-cash offer for these assets, subject to the following general conditions:

                  a. TSP is prepared to make a friendly fully-financed offer to acquire ICO at a price of $2.85 per common share, a premium of approximately 100% to yesterday's closing price.

                  b. Alternatively, TSP is prepared to make a friendly fully-financed offer to acquire ICO's oilfield services business at a price in the range of 5x TTM EBITDA. TSP cannot currently quantify this offer further because we are unable to ascertain the financial position of this business (specifically, balance sheet data for the oilfield services business) from ICO's public documents.

                  c. TSP'soffers would be conditioned on (i) satisfactory completion of due diligence; (ii) execution of mutually agreeable arrangements with current ICO senior management; and (iii) mutual agreement as to nondisclosure of any TSP offer or terms thereof during the due diligence period.

                  d.       TSP could increase either of its offers under (a) and
                           (b) above based on the results of its due diligence investigation.

                  e. TSP would be prepared to enter into a limited standstill agreement with respect to additional stock purchases, which would run contemporaneously with our due diligence period.

3. As we discussed in our meeting, we are preparing to file the necessary proxy materials required for the annual ICO shareholders' meeting in March. As an alternative, we welcome the opportunity to pursue a friendly transaction with ICO, provided:

                  a. we receive your written consent to pursue a transaction in accordance with the terms of this letter no later than 12:00 noon on Friday, December 22, 2000; and

                  b. we negotiate and execute a mutually satisfactory agreement for the sale of the Company or the oilfield services business no later than December 31, 2000, in order to provide us with a subsequent two week window to conduct due diligence and finalize our offer to the Board.

Thank you once again for giving us the opportunity to explain our position more clearly. We look forward to your speedy reply.

Very truly yours,



TRAVIS STREET PARTNERS, LLC
by:  Christopher N. O'Sullivan, Manager




cc:     Dr. Sylvia A. Pacholder, President & CEO - ICO Inc.
        Steve Rubin, Esq. - Weil, Gotshal & Manges LLP

                                   * * * * * *

                     After 5:00 p.m., C.S.T., on December 22, 2000, Dr. Asher O. Pacholder delivered a letter to TSP that reads as follows:


ICO
--------------------------------------------------------------------------------
Dr. Al. O. Pacholder, Chairman of the Board         11490 Westheimer, Suite 1000
                                                           Houston, Texas  77077
                                                               Fax: 281-721-4222
                                                             Phone: 281-721-4200

                                                      December 22, 2000

VIA FACSIMILE AND MAIL
----------------------

Mr. Christopher N. O'Sullivan
Managing Member
Travis Street Partners, LLC
910 Travis, Suite 2150
Houston, TX  77002

Dear Mr. O'Sullivan:

                     We have received your letter dated December 20, 2000, in which you threaten a costly and disruptive proxy contest unless we consent in writing, within 48 hours, to pursue a transaction with you in accordance with the terms of your highly conditional expression of interest, and also execute an agreement by December 31 for a sale to you.

                     ICO's board of directors and management are committed to building value for all ICO shareholders. The directors of ICO have unanimously determined that the process you suggest in your letter would be inconsistent with that goal.

                     Thank you for your interest in ICO.


                                           Yours sincerely,



                                           Asher O. Pacholder
                                           Chairman of the Board of Directors
                                              and Chief Financial Officer

                                   * * * * * *

Although critical of the expedited process proposed by TSP in the Offer Letter with respect to a possible friendly sale of the Company, the foregoing letter from Dr. Asher O. Pacholder failed to address the financial merits of TSP's $2.85 per share offer described in the Offer Letter.

                     As a result of the foregoing developments, the Reporting Persons intend to review their investment in the Company on a continuing basis and, depending on various factors, including the Company's business, affairs and financial position, other developments concerning the Company, the price level of the Shares, conditions in the securities markets and general economic and industry conditions, as well as other investment opportunities available to them, may in the future take such actions with respect to their investment in the Company as they deem appropriate in light of the circumstances existing from time to time. In particular, the Reporting Persons may also acquire additional Shares (subject to availability of Shares at prices deemed favorable) in the open market, in privately negotiated transactions or otherwise, and may contact the Company, the Company Representatives or other representatives of the Company or other persons interested in the Company, including members of the ICO Board who are not family relatives of the Company Representatives, or persons interested in financing the Reporting Persons, for the purpose of discussing the Company and the matters referred to in the Offer Letter.

                     Alternatively, while it is not the present intention of the Reporting Persons to do so, the Reporting Persons reserve the right to dispose of some or all of their Shares in the open market or in privately negotiated transactions to one or more purchasers, or otherwise depending upon the course of action that the Reporting Persons pursue, market conditions and other factors.

                     In addition, in light of the Company's response to the Offer Letter, the Reporting Persons intend to move forward to seek representation on the ICO Board at its 2001 Annual Meeting of Shareholders on the basis of the Nomination Notice and otherwise to influence the Company to promptly conduct an auction process to effect a negotiated sale, merger or other disposition of the Company (or all or substantially all of its assets) to the highest bidder. TSP (or one of its affiliates) may be a bidder, and reserves the right to be participate, alone or with others, in any sales process, but would not expect to receive any preferential treatment. If TSP (or one of its affiliates) acquires all or a portion of the Company or its assets, TSP may itself effect a negotiated sale, merger or other disposition of all or a portion of the assets acquired.

                     Although the foregoing represents the range of activities presently contemplated by the Reporting Persons with respect to the Shares, it should be noted that the possible activities of the Reporting Persons are subject to change at any time and it should not be assumed that the Reporting Persons will take any of the foregoing actions.

                     Except as set forth above, as of the date of this Statement none of the Reporting Persons has any plans or proposals, which relate to or would result in any of the actions set forth in parts (a) through (j) of Item 4.

ITEM 5.              INTEREST IN SECURITIES OF THE ISSUER

                     (a) As of the date of this Statement, TSP beneficially owned in the aggregate 1,138,300 Shares constituting 5.02% of the outstanding Shares (the percentage of Shares owned being based upon 22,686,987 Shares outstanding on December 18, 2000, as set forth in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000).

                     Each of the TSP Managers possesses shared voting and investment power over, and may be deemed to beneficially own, Shares which TSP beneficially owns. Each of the TSP Managers disclaims beneficial ownership of such Shares for all other purposes.

                     (b) The responses to Items 7-11 on each of pages 2-4 hereof which relate to voting and disposition of Shares with respect to each Reporting Person are incorporated herein by reference.

                     (c) Except as set forth on Exhibit 2, the Reporting Persons have not engaged in any transactions in the Shares during the past sixty days.

                     (d) No other person is known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Shares.

                     (e) Not applicable.

ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

                     To the best of the knowledge of the Reporting Persons, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons or between the Reporting Persons and any other person with respect to any securities of the Company, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies. The business and affairs of TSP are conducted in accordance with the Regulations of Travis Street Partners, LLC, which provide generally for customary rights of the members thereof in respect of distributions by, or upon the dissolution of, TSP. In addition, as described in Item 3 above, a letter agreement exists between Gollin and A. John Knapp with respect to capital contributions made by Gollin to TSP with respect to Gollin's membership interest in TSP.

ITEM 7.              MATERIAL TO BE FILED AS EXHIBITS

                     The following Exhibits are filed herewith:

                           1.       Gollin Letter Agreement

                           2. Acquisition of Shares Effected by TSP During Past 60 Days

                           3.       Joint Filing Agreement



             [The remainder of this page intentionally left blank.]

                                   SIGNATURES

                     After reasonable inquiry and to the best of their knowledge and belief, the undersigned certify that the information contained in this Statement is true, complete and correct.


Dated: December 28, 2000

                                     TRAVIS STREET PARTNERS, LLC

                                     By: /s/ Christopher N. O'Sullivan
                                         ------------------------------------
                                         Christopher N. O'Sullivan, Manager



                                     /s/ Timothy J. Gollin
                                     ----------------------------------------
                                     Timothy J. Gollin



                                     /s/ Christopher N. O'Sullivan
                                     ----------------------------------------
                                     Christopher N. O'Sullivan

                                 EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

     1.               Gollin Letter Agreement
     2.               Acquisition of Shares Effected by TSP During Past 60 Days
     3.               Joint Filing Agreement

                                                                    Exhibit 1
                                 TIMOTHY GOLLIN

                                   910 Travis
                                   Suite 2150
                                Houston TX 77002
                                  713 218 7700


October 25, 2000

Mr. A. John Knapp
910 Travis
Suite 2205
Houston TX 77002

Dear John:

In accordance with our discussions, you have agreed to advance Travis Street Partners LLC up to $266,400 on my behalf on a non-recourse basis which in total would represent a full funding of my 13.32% interest. The first advance anticipated to be required is $133,200.

We agree as follows:

           1. Until you receive full return of your principal investment plus interest at 8% per annum compounded monthly, you will be entitled to 100% of the distributions made pro rata to the proportion of my interest in the Series A equity which you have funded.
           2. After you receive all monies due under paragraph 1 in full and until you have received a payout of 4x your original investment (including interest), you will be entitled to 50% of the distributions made pro rata to the proportion of my interest in the Series A equity which you have funded.
           3. After you have received a payout of 4x your original investment (including interest), you will be entitled to one-third of the distributions made pro rata to the proportion of my interest in the Series A equity which you have funded.
           4. I may elect to ask you to fund any percentage of my 13.32% interest. The funding required to subscribe for 100% of this interest is currently expected to be $266,400 but could be higher or lower depending on final deal structure.
           5. I reserve the right to reimburse you for one third of the amount you fund, for cash, within 60 days of funding, with interest at 12% per annum since the date of your funding, provided that this occurs prior to 10 December 2000, and to reduce your interest pro rata accordingly.
           6. It is anticipated that approximately $75,000 of fees relating to organization and management of Travis Street Partners LLC will be paid directly to me. This initial payment will be made to me personally and will not be part of a distribution to my interest in the Series A Shares. Your


                                     E-1-1
                               distributions will include any distributions which are made to the Series A, including management fees.



As an illustration, assuming:

                  -        the deal is completed in twelve months

                  - the aggregate amount of the Series A equity is $2 million

                  -        my 13.32% share of the Series A equity is $266,400

                  -        you have invested $133,200 on my behalf (i.e.
                           underwritten half of my equity), and

                  - the total amount distributable to the Series A equity will be $20 million,

then my total pro rata return would be $2,664,000 and the pro rata return to your $133,200 investment would be $1,332,000. Thus, your returns would be as follows:

                  - From the $1,332,000 you would first receive your investment of $133,200

                  - Second, you would receive interest on that investment of 0.75% per month compounded for a total of approximately 8.3% or $11,056.

                  - After the first two distributions, a balance of $1,181,907 would remain.

                  - In order to reach a 4x payout, you will need to receive a total of $577,022 (representing $133,200 initially invested plus $11,056 of interest, in aggregate times 4). Therefore, you would receive 50% of the next $865,533, or $432,767.

                  - The balance remaining to be divided would be $322,211. Of this remainder, you would receive one-third or $107,404 and I would receive two thirds or $214,808.

                  - In this specific case, your aggregate return including return of capital would be $684,426 or better than 5x investment.

If the above terms accurately reflect our agreement, please sign below and return the original document to me for my records. I appreciate your assistance and your support.


Very truly yours,

/s/ Timothy Gollin

Timothy Gollin


AGREED AND ACCEPTED:


By:       /s/ A. John Knapp
          ---------------------------------
          A. John Knapp


Date:     ________________________________________



                                     E-1-2

                                                                    Exhibit 2


                  TRANSACTIONS IN SHARES EFFECTED BY REPORTING
                           PERSONS DURING PAST 60 DAYS

--------------------------------------------- ------------------------- -------------------------------- --------------------------
                                                Date of Transaction
Nature of Transaction*                              (Trade Date)               Number of Shares               Price per Share**
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             10/30/00                       5,000                           2.072
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             10/31/00                      22,500                           2.025
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/1/00                       20,000                           2.025
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/2/00                       60,000                           1.900
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/3/00                       15,000                           1.896
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/6/00                       37,000                           1.896
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/7/00                       18,900                           1.996
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/8/00                       59,500                           2.017
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/9/00                       30,000                           2.025
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/10/00                      26,600                           1.956
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/13/00                      31,700                           1.876
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             11/30/00                      324,000                          1.595
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Sale of Shares by O'Sullivan***                       11/30/00                       4,000                           1.750
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             12/20/00                      10,000                           1.588
--------------------------------------------- ------------------------- -------------------------------- --------------------------
Purchase of Shares by TSP                             12/26/00                      15,000                           1.713
--------------------------------------------- ------------------------- -------------------------------- --------------------------



-------------------

* Except as otherwise indicated, all transactions were effected by ordinary broker's transactions in the over-the-counter market.

**   In case of purchases, includes broker's commissions.

*** Shares sold from O'Sullivan family trusts for which O'Sullivan directs investments.


                                     E-2-1

                                                                    Exhibit 3


                             JOINT FILING AGREEMENT

                     In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, with no par value, of ICO, Inc.; and further agree that this Joint Filing Agreement be included as Exhibit 3 such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 28th day of December, 2000.



                                 TRAVIS STREET PARTNERS, LLC

                                 By: /s/ Christopher N. O'Sullivan
                                     ----------------------------------------
                                     Christopher N. O'Sullivan, Manager



                                 /s/ Timothy J. Gollin
                                 --------------------------------------------
                                 Timothy J. Gollin



                                 /s/ Christopher N. O'Sullivan
                                 --------------------------------------------
                                 Christopher N. O'Sullivan






                                     E-3-1

FOR IMMEDIATE RELEASE

HOUSTON, JANUARY 2, 2001 - TRAVIS STREET PARTNERS, LLC ("TSP"), REPRESENTING A HOUSTON INVESTMENT GROUP, DISCLOSED ON DECEMBER 29, 2000, IN FILINGS WITH THE SEC THAT IT HAS ACQUIRED 5.02% OF THE COMMON STOCK OF ICO INC. (NASDAQ: ICOC), A HOUSTON-BASED OILFIELD SERVICES AND PLASTIC RESIN PROCESSING CONCERN.

IN ITS FILING, TRAVIS STREET PARTNERS DISCLOSED THAT ON DECEMBER 20, 2000, IT OFFERED TO PURCHASE 100% OF ICO COMMON STOCK AT A PRICE OF $2.85 PER SHARE, A 82% PREMIUM TO THE CLOSING MARKET PRICE ON THE DAY PRIOR TO TSP'S OFFER.

ICO HAS REJECTED TRAVIS STREET PARTNERS' OFFER, CITING PROBLEMS WITH THE "PROCESS" SUGGESTED BY TSP. HOWEVER, ICO'S BOARD OF DIRECTORS HAS NOT ADDRESSED THE FINANCIAL MERITS OF THE TSP PROPOSAL.

ADDITIONALLY, TSP DISCLOSED THAT IT HAS NOMINATED A SLATE OF DIRECTORS WHICH WILL STAND FOR ELECTION AT ICO'S NEXT ANNUAL MEETING, EXPECTED TO TAKE PLACE IN MARCH 2001. TSP INTENDS TO VIGOROUSLY PURSUE ALL OPTIONS WITH RESPECT TO ENHANCING THE VALUE OF ITS INVESTMENT.

                                      *****

                         CERTAIN ADDITIONAL INFORMATION

THE PARTICIPANTS IN ANY SOLICITATION THAT MAY BE REPRESENTED BY THIS PRESS RELEASE (THE "TSP PARTICIPANTS") ARE TSP AND THE FOLLOWING PERSONS WHO ARE, OR HAVE FUNDED CAPITAL CONTRIBUTIONS OF, MEMBERS OF TSP: C. N. O'SULLIVAN; TIMOTHY
J. GOLLIN; CHRISTOPHER P. SCULLY; A. JOHN KNAPP; JAMES D. CALAWAY; CHARLES T. MCCORD, III; A JOINT VENTURE BETWEEN MCCORD AND CALAWAY; JOHN V. WHITING; FREEMAN CAPITAL MANAGEMENT LLC; ROBERT WHITING; RANDALL GRACE; R. ALLEN SCHUBERT; AND STEPHEN F. MARTIN. IN AGGREGATE, THE TSP PARTICIPANTS BENEFICIALLY OWN 1,138,300 SHARES OF ICO'S COMMON STOCK, OR 5.02% OF SUCH SHARES OUTSTANDING (BASED ON ICO'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000). THE TSP PARTICIPANTS CURRENTLY INTEND TO FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN CONNECTION WITH ANY SOLICITATION THAT THE TSP PARTICIPANTS MAY MAKE WITH RESPECT TO ICO. THE TSP PARTICIPANTS ADVISE ALL ICO STOCKHOLDERS TO READ ANY SUCH PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. ANY SUCH PROXY STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. CONTACT: TIMOTHY J. GOLLIN TRAVIS STREET PARTNERS, LLC
713 759 2030  EMAIL: INFO@TRAVISSTREETPARTNERS.COM ##